Development, Commercialization and License Agreement and Services Agreement with Ionis	12 Months Ended
Dec. 31, 2017
Development, Commercialization and License Agreement and Services Agreement with Ionis [Abstract]
Development, Commercialization and License Agreement and Services Agreement with Ionis
4.          Development, Commercialization and License Agreement and Services Agreement with Ionis

We entered into a development, commercialization and license agreement and a services agreement in December 2015 with Ionis. The following section summarizes these related party agreements with Ionis.

Development, Commercialization and License Agreement

Our development, commercialization and license agreement, or the license agreement, with Ionis granted exclusive rights to us to develop and commercialize volanesorsen, AKCEA-APO(a)-LRx, AKCEA-APOCIII-LRx, and AKCEA-ANGPTL3-LRx, which are collectively referred to as the Lipid Drugs. Ionis has granted an exclusive license to certain patents to develop and commercialize products containing the Lipid Drugs. Ionis also granted us a non-exclusive license to the Ionis antisense platform technology for us to develop and commercialize products containing the Lipid Drugs. Ionis also granted us non-exclusive rights under its manufacturing technology to manufacture the Lipid Drugs in our own facility or at a contract manufacturer. As a part of this agreement both companies agreed not to work with any other parties to develop or commercialize other RNA-targeting drugs that are designed to inhibit any of the Lipid Drug targets so long as we are developing or commercializing the Lipid Drugs.

We and Ionis share development responsibilities for the Lipid Drugs. We pay Ionis for the research and development expenses it incurs on our behalf, which include both external and internal expenses. External research and development expenses include costs for contract research organizations, or CROs, costs to conduct nonclinical and clinical studies on our drugs, costs to acquire and evaluate clinical study data, such as investigator grants, patient screening fees and laboratory work, and fees paid to consultants. Internal research and development expenses include costs for the work that Ionis' research and development employees perform for us. Ionis charges us a full-time equivalent rate that covers personnel-related expenses, including salaries and benefits, plus an allocation of facility-related expenses, including rent, utilities, insurance and property taxes, for those development employees who work either directly or indirectly on the development of our drugs. We also pay Ionis for the active pharmaceutical ingredient, or API, and drug product we use in our nonclinical and clinical studies for all of our drugs. Ionis manufactures the API for us and charges us a price per gram consistent with the price Ionis charges its pharmaceutical partners, which includes the cost for direct materials, direct labor and overhead required to manufacture the API. If we need the API filled in vials for our clinical studies and Ionis contracts with a third party to perform this work, Ionis will charge us for the resulting cost.

As we commercialize each of the Lipid Drugs, we will pay Ionis royalties from the mid-teens to the mid-twenty percent range on sales related to the Lipid Drugs that we sell. If we sell a Lipid Drug for a Rare Disease Indication (defined in the agreement as less than 500,000 patients worldwide or an indication that required a Phase 3 program of less than 1,000 patients and less than two years of treatment), we will pay a higher royalty rate to Ionis than if we sell a Lipid Drug for a Broad Disease Patient Population (defined in the agreement as more than 500,000 patients worldwide or an indication that required a Phase 3 program of 1,000 or more patients and two or more years of treatment). Other than with respect to the drugs licensed to Novartis under the collaboration agreement, if our annual sales reach $500.0 million, $1.0 billion and $2.0 billion, we will be obligated to pay Ionis sales milestones in the amount of $50.0 million for each sales milestone reached by each Lipid Drug. If and when triggered, we will pay Ionis each of these sales milestones over the subsequent 12 quarters in equal payments.

We may terminate this agreement if Ionis is in material breach of the agreement. Ionis may terminate this agreement if we are in material breach of the agreement. In each circumstance the party that is in breach will have an opportunity to cure the breach prior to the other party terminating this agreement.

In the first quarter of 2017, we entered into letter agreements with Ionis to reflect the agreed upon payment terms with respect to the upfront option payment that we received from Novartis and to allocate the premium that Novartis paid for Ionis' common stock in connection with our strategic collaboration with Novartis. For additional detail regarding our strategic collaboration with Novartis see Note 8, Strategic Collaboration with Novartis.

Services Agreement

Our services agreement with Ionis is designed to be flexible to adjust for our increasing capabilities in various functions. Under the services agreement, Ionis provides us certain services, including, without limitation, general and administrative support services and development support services. Ionis allocated a certain percentage of personnel to perform the services that it provides to us based on its good faith estimate of the required services. We pay Ionis for these allocated costs, which reflect the Ionis full-time equivalent, or FTE, rate for the applicable personnel, plus out-of-pocket expenses such as occupancy costs associated with the FTEs allocated to providing us these services. We do not pay a mark-up or profit on the external or internal expenses Ionis bills to us. Ionis invoices us quarterly for all amounts due under the services agreement and payments are due within 30 days of the receipt of an invoice.

In addition, as long as Ionis continues to consolidate our financials, we will comply with Ionis' policies and procedures and internal controls. As long as we are consolidated into Ionis' financial statements under U.S. GAAP, we may continue to access the following services from Ionis:

●	investor relations services,
●	human resources and personnel services,
●	risk management and insurance services,
●	tax related services,
●	corporate record keeping services,
●	financial and accounting services,
●	credit services, and
●	COO/CFO/CBO oversight.

However, if we wanted to provide for our own human resources and personnel services, and doing so would not negatively impact Ionis' internal controls and procedures for financial reporting, we can negotiate in good faith with Ionis for a reduced scope of services related to human resources and personnel services. When Ionis determines it should no longer consolidate our financials, we may mutually agree with Ionis in writing to extend the term in six-month increments.

We can establish our own benefits programs or can continue to use Ionis' benefits, however we must provide Ionis a minimum advance notice to opt-out of using Ionis' benefits. We do not currently plan to establish our own benefits program at this time or in the near future.

As of December 31, 2017 and 2016, we owed Ionis $14.4 million and $24.4 million, respectively.

The following table summarizes the amounts included in our operating expenses that were generated by transactions with Ionis for the following periods (in thousands):

	Years Ended December 31,
	2017	2016	2015
Services performed by Ionis	$9,742	$8,599	$7,162
Active pharmaceutical ingredient manufactured by Ionis	6,012	12,648	5,620
Sublicensing expenses	48,394	—	—
Out-of-pocket expenses paid by Ionis	37,426	42,367	40,771
Total expenses generated by transactions with Ionis	101,574	63,614	53,553
Payable balance to Ionis at the beginning of the period	24,355	9,198	—
Less: amounts contributed by Ionis in the form of capital	—	—	(8,689)
Less: total amounts paid to Ionis during the period	(78,170)	(48,457)	(35,666)
Less: non-cash sublicensing expenses	(33,394)	—	—
Total amount payable to Ionis at period end	$14,365	$24,355	$9,198